UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2014

VULCAN MATERIALS COMPANY
(Exact name of registrant as specified in its charter)

New Jersey	001-33841	20-8579133
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

(Commission File Number)

1200 Urban Center Drive
Birmingham, Alabama 35242
(Address of principal executive offices) (zip code)

(205) 298-3000
Registrant's telephone number, including area code:

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On March 7, 2014, Vulcan Materials Company (the “Company”) completed the sale of the Company’s cement and concrete businesses in the Florida area pursuant to the terms of an Asset Purchase Agreement (the “Purchase Agreement”) with Cementos Argos, S.A., a multiregional company based in Colombia, South America (the “Purchaser”) dated January 23, 2014. The assets sold to Purchaser are located in Florida and, southern Georgia, and include the Company’s Newberry, Florida cement plant, Tampa and Port Manatee cement terminals and grinding facilities, 69 ready-mix concrete sites and 13 concrete block and building material sites. The Company is retaining all of its aggregates operations in Florida and as part of the transaction, has entered into a supply agreement to continue to provide aggregates to the divested facilities, at market prices, for a period of 20 years. The sale generated $720 million of gross proceeds.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, a copy of which was previously filed as Exhibit 2.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on January 23, 2014 and incorporated herein by reference.

ITEM 7.01. REGULATION FD DISCLOSURE

On March 7, 2014, the Company issued a press release announcing the sale of its cement and concrete assets in the Florida area. A copy of the press release is attached hereto as Exhibit 99.2. Exhibit 99.2 is being furnished and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(b)	Pro Forma Financial Information

Attached as Exhibit 99.1 hereto are an unaudited pro forma balance sheet as of December 31, 2013 and an unaudited pro forma income statement for the fiscal year ended December 31, 2013.

(d)	Exhibits

2.1	Asset Purchase Agreement dated as of January 23, 2014, by and among Florida Rock Industries, Inc. and Florida Cement, Inc. and Argos Cement LLC and Argos Ready Mix, with Vulcan Materials Company and Cementos Argos S.A. as Guarantors (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed on January 23, 2014).

99.1	Unaudited pro forma financial information.

99.2	Press release of Vulcan Materials Company dated March 7, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VULCAN MATERIALS COMPANY

By:	/s/ John R. McPherson
Name: Title:	John R. McPherson Executive Vice President and Chief Financial Officer

Dated: March 11, 2014

EXHIBIT INDEX

Exhibit No.	Description

2.1	Asset Purchase Agreement dated as of January 23, 2014, by and among Florida Rock Industries, Inc. and Florida Cement, Inc. and Argos Cement LLC and Argos Ready Mix, with Vulcan Materials Company and Cementos Argos S.A. as Guarantors (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed on January 23, 2014).

99.1	Unaudited pro forma financial information.

99.2	Press release of Vulcan Materials Company dated March 7, 2014.